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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2002



                                 CARESIDE, INC.
                                 --------------
                 (Exact name of issuer as specified in charter)



DELAWARE                              001-15051           23-2863507
(State or Other Jurisdiction          Commission          (I.R.S. Employer
of Incorporation or Organization)     file number         Identification Number)




                              6100 Bristol Parkway
                              Culver City, CA 90230
                    (Address of principal executive offices)

                                 (310) 338-6767
              (Registrant's telephone number, including area code)

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Item 5.       Other Events
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         On February 26, 2002, Careside, Inc. (the "Company") announced its sales results for the fourth quarter and the year ended December 31, 2001. The Company recorded total revenues of $344,000 for the quarter, bringing its total revenue for 2001 to just over $1.0 million. Full financial results for the quarter and year ended December 31, 2001 will be available in late March following completion of the audit of the Company's results.

         Additional information regarding the year-end sales results is included in the Company's press release dated February 26, 2002 which is filed as an exhibit hereto, and which information is hereby incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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(c)     Exhibits

99.1    Press release of February 26, 2002 relating to year-end sales results.

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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CARESIDE, INC.

               Date: February 26, 2002            By:    /s/ James R. Koch
                                                         -------------------
                                                  Name:  James R. Koch
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit
-------
No.           Description
---           -----------
99.1          Press release of February 26, 2002 relating to year-end sales results.

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